FORM 4 - JOINT FILER INFORMATION
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NAME:                             Frost Gamma Investments Trust

ADDRESS:                          4400 Biscayne Blvd
                                  Miami, FL 33137

Designated Filer:                 Phillip Frost, M.D.

Issuer and Ticker Symbol:         Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                        February 3, 2015

FROST GAMMA INVESTMENTS TRUST

      by:      /s/ Phillip Frost MD, as trustee
               --------------------------------
               Phillip Frost, M.D., Trustee

                     JOINT FILER INFORMATION
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NAME:                             Frost Nevada Investments Trust

ADDRESS:                          4400 Biscayne Blvd
                                  Miami, FL 33137

Designated Filer:                 Phillip Frost, M.D.

Issuer and Ticker Symbol:         Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                        February 3, 2015

FROST NEVADA INVESTMENTS TRUST

      by:      /s/ Phillip Frost MD, as trustee
               --------------------------------
               Phillip Frost, M.D., Trustee